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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      April 25, 2005
                                                 -------------------------------


                            MAVERICK TUBE CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                        1-10651                       43-1455766
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(State or other jurisdiction of    (Commission File Number)   (IRS Employer Identification No.)
      incorporation)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri            63017
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       (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code           636.733.1600
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02   Results of Operations and Financial Condition.

The Company announced on April 25, 2005, its first quarter 2005 results. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company will supply certain historical and financial information to certain analysts who cover the Company's common stock during its first quarter 2005 earnings conference call on Tuesday, April 26, 2005, at 10:00 a.m. CT. The financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits

         No.               Description
         ----              -----------
         99.1              Text of press release dated April 25, 2005
         99.2              Certain historical financial information

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MAVERICK TUBE CORPORATION


Date:  April 25, 2005         By: /s/ Joyce M. Schuldt
                                  ---------------------------------------------
                                  Joyce M. Schuldt
                                  Vice President, Chief Legal Officer and
                                  Secretary